                               WAIVER AND AMENDMENT


     WAIVER AND AMENDMENT, dated as of June 27, 1997, among Dana Perfumes Corp. ("BORROWER"), the other Credit Parties to the Credit Agreement referred to below, General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders party to the Credit Agreement.

                               W I T N E S S E T H

     WHEREAS, Borrower, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of March 12, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement); and

     WHEREAS, an Event of Default under Section 8.1(c) of the Credit Agreement, arising as a result of Borrower's failure to deliver to Agent and Lenders the quarterly financial information required to be delivered in respect of the Fiscal Quarter ending March 31, 1997 pursuant to paragraph (b) of ANNEX E to the Credit Agreement, has occurred and is continuing on the date hereof (the "Existing Events of Default"); and

     WHEREAS, Borrower has requested that Agent and Lenders waive the Existing Event of Default and amend the Credit Agreement as hereinafter set forth; and

     WHEREAS, Agent and Lenders have agreed to waive the Existing Event of Default and amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     SECTION 1. WAIVER. Agent and Lenders hereby waive the Existing Event of Default effective as of the Effective Date (as defined herein).

     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.  The

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Credit Agreement is hereby amended effective as of March 31, 1997, as follows:

          (a) MINIMUM EBITDA. Paragraph (b) of ANNEX G to the Credit Agreement is amended (i) by deleting "$20,000,000" as the amount of minimum EBITDA for the 12-month period ended March 31, 1997, and substituting therefor the amount of "$18,000,000" and (ii) by deleting "20,000,000" as the amount of minimum EBITDA for the 12-month period ended June 30, 1997, and substituting therefor the amount of "18,000,000".

          (b) MINIMUM INTEREST COVERAGE RATIO. Paragraph (d) of ANNEX G to the Credit Agreement is amended (i) by deleting "1.10" as the minimum Interest Coverage Ratio for the Fiscal Quarter ending March 31, 1997, and substituting therefor the ratio of "0.94" and (ii) by deleting "1.10" as the minimum Interest Coverage Ratio for the Fiscal Quarter ending June 30, 1997, and substituting therefor the ratio of "0.85".

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. The Credit Parties represent and warrant to Agent and each Lender as follows:

          (a) The execution, delivery and performance by each Credit Party of this Waiver and Amendment: (1) are within such Person's corporate power; (2) have been duly authorized by all necessary or proper corporate and shareholder action; (3) do not contravene any provision of such Person's charter or bylaws;
(4) do not violate any law or regulation, or any order or decree of any Governmental Authority; (5) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (6) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (7) do not require the consent or approval of any Governmental Authority or any other Person.

          (b) This Waiver and Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party

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enforceable against it in accordance with its terms.

     (c) After giving effect to that certain letter agreement dated the date hereof among Borrower, Agent and Lenders and to the waivers and amendments contained in this Waiver and Amendment, each of the representations and warranties of the Credit Parties contained in Credit Agreement and each of the other Loan Documents shall be true and correct on and as of the Effective Date as if made on warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by such agreements.

     (d) After giving effect to that certain letter agreement dated the date hereof among Borrower, Agent and Lenders and to the waivers and amendments contained in this Waiver and Amendment, no Default or Event of Default shall be continuing.

     SECTION 4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS WAIVER AND AMENDMENT. This Waiver and Amendment shall become effective as of the first date on which each of the following conditions shall have been satisfied or provided for in a manner satisfactory to Agent, or waived by Agent and Requisite Lenders (such date is referred to herein as the "Effective Date"):

     (a)  Agent shall have executed this Waiver and Amendment.

     (b) Agent shall have received, in form and substance satisfactory to Agent, this Waiver and Amendment, duly executed and delivered by Borrower, the other Credit Parties and Requisite Lenders.

     SECTION 5. LIMITATION ON WAIVERS AND AMENDMENTS. The waivers, amendments, and agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under, waiver or amendment of or with respect to any other term or condition in, or any other Default or Event of Default under, the Credit Agreement or any other Loan Document or a consent under, waiver or amendment of or with respect to any further action of Borrower of the other Credit Parties which would require a consent, waiver or amendment by any Lenders, and (b) to prejudice any right or rights which any Lenders now have or may have in the future

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under or in connection with the Credit Agreement or any other Loan Document, except as expressly provided herein.

     SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby and after giving effect to the waivers provided herein.

     (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under any other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 7. FEES AND EXPENSES. Borrower agrees to reimburse Agent for all reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors in connection with the preparation, execution, and delivery of this Waiver and Amendment.

     SECTION 8. GOVERNING LAW. THIS WAIVER AND AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     SECTION 9. SECTION TITLES. Section titles contained in this Waiver and Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     SECTION 10. COUNTERPARTS. This Waiver and Amendment may be executed in any number of separate counterparts, each of which shall collectively and

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separately constitute one agreement.

     SECTION 11. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Waiver and Amendment. In the event an ambiguity or question of intent or interpretation arises, this Waiver and Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Waiver and Amendment.






















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     IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first written above.

                                            DANA PERFUMES CORP.

                                            By: /s/ JOHN R. JACKSON
                                               -------------------------------
                                               Name:  John R. Jackson
                                               Title: Vice President and
                                                        Secretary

                                            GENERAL ELECTRIC CAPITAL
                                              CORPORATION,
                                                 as Agent and Lender

                                            By: /s/ MARSHALL N. DUDLEY
                                               -------------------------------
                                               Name:  Marshall N. Dudley, Jr.
                                               Title: Duly Authorized Signatory

                                            NATIONAL CITY COMMERCIAL
                                              FINANCE, INC.
                                                 as Lender

                                            By: /s/ CHRISTINA M. LUCAS
                                               -------------------------------
                                               Name:  Christina M. Lucas
                                               Title: Vice President

                                            PNC BANK, N.A.,
                                               as Lender

                                            By: /s/ FRANK PHILLIPS
                                               -------------------------------
                                               Name:  Frank Phillips
                                               Title: Vice President





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                                                    Other Credit Parties:

                                            RENAISSANCE COSMETICS, INC.
                                            COSMAR CORPORATION
                                            GREAT AMERICAN COSMETICS, INC.
                                            HOUBIGANT (1995) LIMITED
                                            MEM COMPANY, INC.*
                                            TINKERBELL, INC.
                                              (f/k/a Marton Freres, Inc.)
                                            MEM COMPANY (CANADA) LIMITED

                                            By: /s/ JOHN R. JACKSON
                                               -------------------------------
                                               Name:  John R. Jackson
                                               Title: Vice President and
                                                        Secretary

* Aristocrat Leather Products, Inc. and English Leather, Inc. both former Credit Parties, were merged into MEM Company, Inc., after March 12, 1997 and prior to the Effective Date.














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